UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2021

HEALTH ASSURANCE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39702	85-2899745
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 University Road Cambridge, Massachusetts	02138
(Address of principal executive offices)	(Zip Code)

(617) 234-7000 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
SAILSM (Stakeholder Aligned Initial Listing) securities, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-fourth of one redeemable warrant	HAACU	The NASDAQ Stock Market LLC

Class A Common Stock included as part of the SAILSM securities	HAAC	The NASDAQ Stock Market LLC

Warrants included as part of the SAILSM securities, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	HAACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 28, 2021, Health Assurance Acquisition Corp. (the “Company”) received a notice from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) because it has not yet filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Q1 2021 Form 10-Q”) with the Securities and Exchange Commission (the “SEC”) on or before May 24, 2021, the extended period provided for the filing under Rule 12b-25(b) of the Securities Exchange Act of 1934, as amended. Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the SEC.

Nasdaq has informed the Company that, under the Nasdaq’s listing rules, the Company has 60 calendar days from the date of the initial Nasdaq notification letter, or until July 27, 2021, to file the Q1 2021 Form 10-Q with the SEC. If the Company is unable to file the Q1 2021 Form 10-Q with the SEC by July 27, 2021, the Company is permitted to submit a plan to regain compliance with the Nasdaq’s listing rules. The Nasdaq notice has no immediate impact on the listing or trading of the Company’s SAILSM securities, Class A common stock or warrants on Nasdaq.

As previously reported by the Company in its Form 12b-25 filed with the SEC on May 12, 2021, the Company is currently determining the extent to which the April 12, 2021 statement released by the Staff of the SEC relating to the accounting and reporting considerations for warrants issued by special purpose acquisition companies (“SPACs”) will impact its financial statements as of and for the fiscal quarter ended March 31, 2021, which will be included in the Q1 2021 Form 10-Q.

The Company is working diligently to complete the Q1 2021 Form 10-Q and expects to file such report as soon as practicable.

Item 8.01 Other Events.

On June 4, 2021, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated June 4, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2021

HEALTH ASSURANCE ACQUISITION CORP.

By:	/s/	Hemant Taneja
Name:		Hemant Taneja
Title:		Chief Executive Officer